CLAYTON UTZ

Medallion Trust Series [__]
Standby Redraw Facility Agreement

Commonwealth Bank of Australia
ABN 48 123 123 124

Perpetual Trustee Company Limited
ABN 42 000 001 007

Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946

If you have any questions about the details of this document
PLEASE CONTACT [___________________________] ON + 61 2 9353 4000

Clayton Utz
Lawyers
Levels 19-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Our reference [_________________]

    1.6   Incorporated Definitions and other Transaction Documents and

    6.1   Repayment of Standby Redraw Facility Principal during the

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SCHEDULE DRAWDOWN NOTICE...................................................   22

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THIS STANDBY REDRAW FACILITY AGREEMENT MADE AT SYDNEY ON [__________]

PARTIES   COMMONWEALTH BANK OF AUSTRALIA ABN 48 123 123 124 of Level 1, 48
          Martin Place, Sydney, Australia (the "STANDBY REDRAW FACILITY
          PROVIDER")

          PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 of Level 12, 123
          Pitt Street, Sydney, Australia, in its capacity as trustee of the
          Series Trust (the "TRUSTEE")

          SECURITISATION ADVISORY SERVICES PTY LIMITED ABN 88 064 133 946 of
          Level 7, 48 Martin Place, Sydney, Australia ("SAS" and also hereinafter included within the expression the "MANAGER")

BACKGROUND

A.    The Trustee and the Manager are respectively the trustee and the manager of the Series Trust.

B.    The Manager has requested the Standby Redraw Facility Provider to provide the Trustee with the Facility in connection with the Approved Purpose.

C.    The Standby Redraw Facility Provider has agreed to provide the Facility to the Trustee on the terms and conditions contained in this Agreement.

OPERATIVE PROVISIONS

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Agreement, unless the contrary intention appears:

      "ADVANCE" means the principal amount of each advance to the Trustee by the
      Standby Redraw Facility Provider in accordance with this Agreement.

      "APPROVED PURPOSE" means the use of an Advance to meet a Redraw Shortfall in accordance with the Series Supplement.

      "AUTHORISED OFFICER" in relation to the Standby Redraw Facility Provider means any person from time to time appointed by the Standby Redraw
      Facility Provider to act as its Authorised Officer for the purposes of this Agreement and notified to the Trustee.

      "AVAILABILITY PERIOD" means the period commencing on the date of this
      Agreement and ending on the Termination Date.

      "BBSW" in relation to an Interest Period means the rate appearing at approximately 10.00 am on the first day of that Interest Period on the
      Reuters Screen page "BBSW" as being the average of the mean buying and selling rates appearing on that page for a bill of exchange having a tenor of three months. If on the first day of a Interest Period fewer than four banks are quoted on the Reuters Screen page "BBSW" or for any other reason
      "BBSW" for an Interest Period cannot be determined in accordance with the foregoing provisions, then "BBSW" for that Interest Period means such rate as is specified by the Standby Redraw Facility Provider having regard to comparable indices then available.

      "DRAWDOWN DATE" means, in relation to an Advance or proposed Advance, the
      Quarterly Distribution Date immediately following the delivery of the corresponding Drawdown Notice to the Standby Redraw Facility Provider in
      accordance with this Agreement.

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      "DRAWDOWN MARGIN" means [_]% per annum.

      "DRAWDOWN NOTICE" means a notice given under clause 4.

      "DRAWING" means, subject to clause 4.6, an Advance by way of deposit by the Standby Redraw Facility Provider in the Collections Account in
      accordance with clause 4.5.

      "EFFECTIVE CONTROL" means:

      (a)  control of the composition of the board of directors of SAS;

      (b)  control of more than half of the voting power of SAS; or

      (c)  control of more than half of the issued share capital of SAS excluding any part of such issued share capital which carries no right to participate beyond a specified amount in the distribution of either profit or capital.

      "EVENT OF DEFAULT" means any of the events set out or referred to in clause 12.1 as an Event of Default.

      "FACILITY" means the standby redraw facility granted to the Trustee by the
      Standby Redraw Facility Provider on the terms and conditions of this
      Agreement.

      "FACILITY LIMIT" means at any given time the lesser of:

      (a)  A$[_] million; and

      (b)  the Performing Mortgage Loans Amount at that time;

      or such greater or lesser amount from time to time agreed in writing by the Standby Redraw Facility Provider, the Manager and the Rating Agencies
      and notified to the Trustee in writing.

      "INTEREST PERIOD" means each period determined in accordance with clause
      5.1.

      "MANAGER" means SAS or if SAS retires or is removed as manager of the
      Series Trusts (as defined in the Master Trust Deed), any then Substitute
      Manager, and includes the Trustee when acting as the manager of the Series
      Trust in accordance with the provisions of the Master Trust Deed.

      "MANAGER EVENT" means:

      (a)  SAS ceases to be a body over which the Standby Redraw Facility
           Provider has Effective Control; or

      (b)  SAS ceases to be the manager of the Series Trust.

      "MASTER TRUST DEED" means the Master Trust Deed dated 8 October 1997 between the Trustee and SAS, as amended from time to time.

      "NET PRINCIPAL" in relation to a Determination Date means the aggregate of the Principal Collections, the Principal Draw Reimbursement, the Principal
      Charge-off Reimbursement and the Other Principal Amounts for the
      Collection Period just ended, less the Net Income Shortfall on that
      Determination Date, provided that if the above calculation produces an amount less than zero, then "NET PRINCIPAL" will be zero for that
      Determination Date.

      "OBLIGATIONS" means all of the liabilities of the Trustee to the Standby
      Redraw Facility Provider under this Agreement and, without limiting the generality of the foregoing, includes any liabilities which:

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      (a)  are liquidated;

      (b)  are present, prospective or contingent;

      (c)  relate to the payment of money or the performance or omission of any act;

      (d)  sound in damages only; or

      (e)  accrue as a result of any Event of Default.

      "PERFORMING MORTGAGE LOANS AMOUNT" means at any time the aggregate of the following:

      (a)  the amount outstanding under Mortgage Loans forming part of the
           Assets of the Series Trust in relation to which no payment due from the relevant Borrower has been in arrears by more than 90 days; and

      (b)  the amount outstanding under Mortgage Loans forming part of the
           Assets of the Series Trust in relation to which a payment due from the relevant Borrower has been in arrears by more than 90 days and which are insured under a Mortgage Insurance Policy.

      "PRESCRIBED RATE" in relation to an Interest Period means the sum of:

      (a)  BBSW for that Interest Period; and

      (b)  the Drawdown Margin,

      or such rate as is otherwise agreed by the Trustee, the Manager and the
      Standby Redraw Facility Provider provided that each Rating Agency is given not less than 3 Business Days prior notice by the Manager of any variation to the Prescribed Rate and the Prescribed Rate will not be varied if such variation would result in a reduction in any then current credit rating of a Security.

      "RECEIVER" means a person appointed under or by virtue of the Security
      Trust Deed as a receiver or receiver and manager.

      "REDRAW AMOUNT" in relation to a Determination Date means the lesser of:

      (a)  the then un-utilised portion of the Facility Limit; and

      (b)  the Redraw Shortfall on that Determination Date.

      "REDRAW SHORTFALL" in relation to a Determination Date means the amount
      (if any) by which the Net Principal for that Determination Date is insufficient to meet in full the repayment of Seller Advances made during or prior to the Collection Period just ended which have not previously been repaid.

      "SCHEDULED TERMINATION DATE" means the date which is 364 days after the date of this Agreement or such later date specified by the Standby Redraw
      Facility Provider pursuant to clause 2.3.

      "SERIES SUPPLEMENT" means the Series Supplement dated on or about the date of this Agreement between the Standby Redraw Facility Provider (as a
      Seller and the Servicer), Homepath Pty Limited ABN 35 081 986 530, SAS and
      the Trustee.

      "SERIES TRUST" means the trust known as the Medallion Trust Series [_]
      established pursuant to the Master Trust Deed and the Series Supplement.

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      "SPECIFIED RATE" means, on any day, the sum of:

      (a)  BBSW for the Interest Period that includes that day (or if the day is not within an Interest Period, BBSW for the first Business Day of the month that includes that day as if that month were an Interest
           Period);

      (b)  the Drawdown Margin; and

      (c)  [_]% per annum.

      "STANDBY REDRAW FACILITY PRINCIPAL" means at any given time, the aggregate of all Advances made to the Trustee less:

      (a)  the aggregate of all repayments of Standby Redraw Facility Principal pursuant to this Agreement; and

      (b)  the aggregate of all Principal Chargeoffs previously allocated pursuant to clause 9.1 of the Series Supplement to reduce the then
           Standby Redraw Facility Principal which have not been reimbursed pursuant to clause 9.2 of the Series Supplement.

      "TERMINATION DATE" means the earlier of:

      (a)  the Scheduled Termination Date; and

      (b)  the date on which the Standby Redraw Facility Provider declares or appoints the Facility terminated in accordance with this Agreement.

1.2   SERIES SUPPLEMENT AND MASTER TRUST DEED DEFINITIONS

      Subject to clause 1.6, unless defined in this Agreement, words and phrases defined in either or both of the Master Trust Deed and the Series
      Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this
      Agreement prevails. Where there is any inconsistency in a definition between the Master Trust Deed and the Series Supplement, the Series
      Supplement prevails over the Master Trust Deed in respect of this
      Agreement. Subject to clause 1.6, where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Series Trust (as defined in the Master Trust Deed) and/or an Other
      Trust such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in this Agreement) and/or the CBA Trust, as the context requires.

1.3   INTERPRETATION

      In this Agreement, unless the contrary intention appears:

      (a)  headings are for convenience only and do not affect the interpretation of this Agreement;

      (b)  a reference to this "AGREEMENT" includes the Background and the
           Schedule;

      (c)  the expression "PERSON" includes an individual, the estate of an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

      (d)  a reference to a person includes that person's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

      (e)  subject to clause 1.6, a reference to any document or agreement is to such document

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           or agreement as amended, novated, supplemented, varied or replaced from time to time;

      (f)  a reference to any legislation or to any section or provision of any legislation includes any statutory modification or re-enactment or any statutory provision substituted for that legislation and all ordinances, by-laws, regulations and other statutory instruments issued under that legislation, section or provision;

      (g)  words importing the singular include the plural (and vice versa) and words denoting a given gender include all other genders;

      (h)  a reference to a clause is a reference to a clause of this Agreement;

      (i)  the expression "CERTIFIED" means, in respect of a person, certified in writing by two Authorised Officers of that person or by legal counsel acting for that person and "CERTIFY" and like expressions will be construed accordingly;

      (j)  a reference to "WILFUL DEFAULT" in relation to the Trustee or the
           Manager, means, subject to clause 1.3(k), any wilful failure by the
           Trustee to comply with, or wilful breach by the Trustee or the
           Manager (as the case may be) of, any of its obligations under any
           Transaction Document, other than a failure or breach which:

           (i)   A.   arises as a result of a breach of a Transaction Document
                      by a person other than:

                      1)   the Trustee or the Manager (as the case may be); or

                      2)   any other person referred to in clause 1.3(k); and

                 B.   the performance of the action (the non-performance of
                      which gave rise to such breach) is a pre-condition to the
                      Trustee or the Manager (as the case may be) performing the said obligation;

           (ii)  is in accordance with a lawful court order or direction or is required by law; or

           (iii) is in accordance with a proper instruction or direction of
                 Investors given at a meeting convened under any Transaction
                 Document;

      (k)  a reference to the "FRAUD", "NEGLIGENCE" or "WILFUL DEFAULT" of the
           Trustee means the fraud, negligence or wilful default of the Trustee and of its officers, employees, agents and any other person where the
           Trustee is liable for the acts or omissions of such other person under the terms of any Transaction Document;

      (l)  where any word or phrase is given a defined meaning, any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

      (m)  where any day on which a payment is due to be made or a thing is due to be done under this Agreement is not a Business Day, that payment must be made or that thing must be done on the immediately succeeding
           Business Day;

      (n)  a reference to the "CLOSE OF BUSINESS" on any day is a reference to
           5.00 pm on that day;

      (o)  a reference to time is to local time in Sydney; and

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      (p)  subject to clause 15.2, each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party (or any
           Related Body Corporate of that party) having day to day
           responsibility for the administration or management of that party's
           (or a Related Body Corporate of that party's) obligations in relation to the Series Trust having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way). In addition, notice, knowledge or awareness of an Event of Default,
           Manager Default, Trustee Default, Servicer Default or Perfection of
           Title Event means notice, knowledge or awareness of the occurrence of the events or circumstances constituting an Event of Default, Manager
           Default, Trustee Default, Servicer Default or Perfection of Title
           Event (as the case may be).

1.4   TRUSTEE CAPACITY

      In this Agreement, except where provided to the contrary:

      (a)  (REFERENCES TO TRUSTEE): a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Series Trust only, and in no other capacity; and

      (b)  (REFERENCES TO ASSETS OF THE TRUSTEE): a reference to the undertaking, assets, business or money of the Trustee is a reference to the undertaking, assets, business or money of the Trustee in the capacity referred to in paragraph (a).

1.5   MASTER TRUST DEED AND SERIES SUPPLEMENT

      For the purposes of the Master Trust Deed and the Series Supplement:

      (a)  (TRANSACTION DOCUMENT): this Agreement is a Transaction Document; and

      (b)  (SUPPORT FACILITY): the Facility made available pursuant to the terms of this Agreement is a Support Facility.

1.6   INCORPORATED DEFINITIONS AND OTHER TRANSACTION DOCUMENTS AND PROVISIONS

      Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction
      Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

2.    THE FACILITY

2.1   AMOUNT

      Subject to this Agreement, the Standby Redraw Facility Provider agrees to make Advances to the Trustee up to an aggregate principal amount equal to the Facility Limit.

2.2   PURPOSE

      The Manager will direct the Trustee to use, and the Trustee will use, the proceeds of each Advance under the Facility exclusively for the Approved
      Purpose.

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2.3   EXTENSION OF SCHEDULED TERMINATION DATE

      (a)  (MANAGER TO REQUEST EXTENSION): Not less than 60 days before the then
           Scheduled Termination Date, the Manager may deliver a notice in writing to the Standby Redraw Facility Provider (with a copy to the
           Trustee) requesting the Standby Redraw Facility Provider to extend the Scheduled Termination Date.

      (b)  (STANDBY REDRAW FACILITY PROVIDER MAY EXTEND): Following receipt by the Standby Redraw Facility Provider of the notice referred to in paragraph (a), the Standby Redraw Facility Provider may, in its
           absolute discretion, send the Trustee a notice in writing (copied to the Manager) extending the then Scheduled Termination Date to the new
           Scheduled Termination Date specified in the notice (which must not be more than 364 days after the date of the notice).

2.4   TERMINATION OF THE FACILITY

      The Facility will terminate on the Termination Date.

3.    CONDITIONS PRECEDENT

3.1   CONDITIONS PRECEDENT TO FIRST ADVANCE

      The Standby Redraw Facility Provider is not obliged to make the first
      Advance to the Trustee unless the Standby Redraw Facility Provider has received each of the following, in form and substance acceptable to the
      Standby Redraw Facility Provider:

      (a)  (THIS AGREEMENT): this Agreement duly executed and delivered by the
           Trustee and the Manager;

      (b)  (POWER OF ATTORNEY): a copy of each power of attorney under which this Agreement has been or will be executed by the Trustee and the
           Manager, certified as a true copy by the Trustee and the Manager respectively;

      (c)  (AUTHORISED OFFICERS): a certificate setting out in full the name and specimen signature of each Authorised Officer of the Manager;

      (d)  (SECURITY TRUST DEED): a copy of the Security Trust Deed executed by the parties thereto and certified as a true copy by the Manager;

      (e)  (POOL MORTGAGE INSURANCE POLICY): an executed original counterpart of the Pool Mortgage Insurance Policy together with a letter from PMI confirming that it has accepted for insurance under the Pool Mortgage
           Insurance Policy the Mortgage Loans referred to in the certificate attached to the letter; and

      (f)  (LEGAL OPINION): a legal opinion addressed to the Standby Redraw
           Facility Provider from the Trustee's solicitors in form and substance satisfactory to the Standby Redraw Facility Provider.

3.2   CONDITIONS PRECEDENT TO ALL ADVANCES

      The obligation of the Standby Redraw Facility Provider to make each
      Advance is subject to the further conditions precedent that:

      (a)  (REPRESENTATIONS AND WARRANTIES TRUE): the representations and warranties made or deemed to be made by the Trustee in any
           Transaction Document are true and correct as of the date of the corresponding Drawdown Notice and the relevant Drawdown Date as though made at that date;

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      (b)  (NO EVENT OF DEFAULT): no Event of Default is subsisting at the date of the relevant Drawdown Notice and the relevant Drawdown Date or will result from the provision or continuation of the Advance; and

      (c)  (NO NOTICE OF SECURITY INTERESTS): other than in respect of priorities granted by statute, the Standby Redraw Facility Provider has not received notice from any person that it claims to have a
           Security Interest ranking in priority to or equal with the Security
           Interest held by the Standby Redraw Facility Provider under the
           Security Trust Deed.

4.    DRAWDOWN

4.1   PREPARATION OF DRAWDOWN NOTICES

      If on a Determination Date the Manager determines in accordance with the
      Series Supplement that a Redraw Shortfall has occurred in respect of the
      Collection Period just ended the Manager must:

      (a)  (PREPARE DRAWDOWN NOTICE): prepare a Drawdown Notice in accordance with clause 4.3 requesting an Advance on the next Quarterly
           Distribution Date; and

      (b)  (DELIVER DRAWDOWN NOTICE): deliver the Drawdown Notice to the Trustee no later than the close of business on the Business Day which is not less than 3 Business Days before the proposed Drawdown Date.

4.2   SERVICE OF DRAWDOWN NOTICES

      If the Trustee receives a Drawdown Notice from the Manager pursuant to clause 4.1, it must:

      (a)  (SIGN DRAWDOWN NOTICE): sign the Drawdown Notice in accordance with clause 4.3(b); and

      (b)  (DELIVER DRAWDOWN NOTICE): deliver the signed Drawdown Notice to the
           Standby Redraw Facility Provider by the time specified in clause
           4.4(a).

4.3   REQUIREMENTS OF DRAWDOWN NOTICES

      A Drawdown Notice must:

      (a)  (FORM): be in the form of the Schedule (or in such other form as from time to time agreed amongst the Standby Redraw Facility Provider, the
           Manager and the Trustee);

      (b)  (AUTHORISED OFFICER): be signed by an Authorised Officer of the
           Trustee;

      (c)  (SPECIFY DRAWDOWN DATE): specify the proposed Drawdown Date for the requested Advance which must be the next Quarterly Distribution Date;

      (d)  (IRREVOCABLE): be irrevocable;

      (e)  (REDRAW AMOUNT): specify the Redraw Amount; and

      (f)  (CALCULATION): provide details of the calculation of the Redraw
           Amount.

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4.4   AVAILABILITY OF FACILITY

      The Trustee may make a Drawing on any Quarterly Distribution Date during the Availability Period provided that:

      (a)  (RECEIPT OF DRAWDOWN NOTICE): the Standby Redraw Facility Provider
           has received not later than 11.00 am on the Business Day which is not less than 2 Business Days before the proposed Drawdown Date (or such later time as the Standby Redraw Facility Provider may agree), a duly completed Drawdown Notice; and

      (b)  (CONDITIONS PRECEDENT): the requirements of clause 3 have been satisfied or waived in writing by the Standby Redraw Facility
           Provider before the Drawdown Notice is given.

4.5   MAKING OF ADVANCES

      After receipt of a Drawdown Notice the amount of the Advance requested in a Drawdown Notice will, subject to clause 4.6 but otherwise without set-off or deduction on any other account, be deposited by the Standby
      Redraw Facility Provider in the Collections Account in immediately available funds no later than 10.00 am on the Drawdown Date.

4.6   BOOK ENTRY SET-OFF OF ADVANCES AGAINST SELLER ADVANCES

      The Standby Redraw Facility Provider may make an Advance on a Drawdown
      Date by way of a book entry in its records to the extent that it also makes a book entry in its records reducing the amount of the outstanding
      Seller Advances made by it to be repaid by such Advance on that Drawdown
      Date by the relevant amount of such Advance.

5.    INTEREST

5.1   INTEREST PERIOD

      (a)  (DURATION): The duration of the Facility is divided into successive
           Interest Periods.

      (b)  (FIRST INTEREST PERIOD): The first Interest Period commences on (and includes) the first Drawdown Date and ends on (but excludes) the next
           Quarterly Distribution Date.

      (c)  (SUCCEEDING INTEREST PERIODS): Each succeeding Interest Period commences on (and includes) a Quarterly Distribution Date and ends on
           (but excludes) the next Quarterly Distribution Date.

      (d)  (LAST INTEREST PERIOD): The last Interest Period ends on (but excludes) the first Quarterly Distribution Date that:

           (i)   follows the Termination Date; and

           (ii)  upon which all moneys the payment or repayment of which form part of the Obligations are paid or repaid in full to the
                 Standby Redraw Facility Provider.

5.2   CALCULATION OF INTEREST

      Interest on the Standby Redraw Facility Principal accrues from day to day in respect of each Interest Period at the Prescribed Rate for that
      Interest Period on the amount of the Standby Redraw Facility Principal on that day and based on a 365 day year.

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5.3   PAYMENT OF INTEREST

      The Trustee at the direction of the Manager will on each Quarterly
      Distribution Date pay to the Standby Redraw Facility Provider so much of the then accrued interest on the Standby Redraw Facility Principal as is available for this purpose in accordance with the Series Supplement.

5.4   INTEREST ON UNPAID INTEREST

      If any payment by the Trustee on a Quarterly Distribution Date pursuant to clause 5.3 is insufficient to pay the full amount of the then accrued interest on the Standby Redraw Facility Principal, such unpaid accrued interest will in turn accrue interest (as a separate and independent obligation) until paid at the Prescribed Rate for each succeeding Interest
      Period and if not paid on the Quarterly Distribution Date at the end of each such succeeding Interest Period, will itself bear interest in accordance with this clause.

5.5   INTEREST ON OVERDUE SUMS

      If the Trustee fails to pay any amount due and payable by it under or in respect of this Agreement at the time and in the manner required under this Agreement and the Series Supplement, other than as described in clause 5.4, that amount will bear interest in accordance with this clause.
      Such interest is payable on demand and will accrue on such amount from day to day at the Specified Rate for that day from the date such amount is due for payment up to the date of actual payment, before and (as a separate and independent obligation) after judgment and if not paid at the end of a
      30 day period will itself bear interest in accordance with this clause.

6.    REPAYMENT OF STANDBY REDRAW FACILITY PRINCIPAL

6.1   REPAYMENT OF STANDBY REDRAW FACILITY PRINCIPAL DURING THE AVAILABILITY
      PERIOD

      The Trustee will on each Quarterly Distribution Date repay so much of the
      Standby Redraw Facility Principal on the previous Determination Date as is available for this purpose in accordance with the Series Supplement.

6.2   RE-DRAWING

      Amounts repaid pursuant to clause 6.1 may be redrawn by the Trustee in accordance with the terms of this Agreement.

6.3   REPAYMENT ON TERMINATION

      Notwithstanding clause 6.1, on the Quarterly Distribution Date immediately following the Termination Date, the Trustee will pay or repay so much of the aggregate of all Standby Redraw Facility Principal together with interest accrued thereon and all other money, the payment or repayment of which forms part of the Obligations, as is available for this purpose in accordance with the Series Supplement. If all amounts due in accordance with this clause 6.3 are not paid or repaid in full on the Quarterly
      Distribution Date immediately following the Termination Date, on each succeeding Quarterly Distribution Date the Trustee will pay or repay so much of such amounts as is available for this purpose in accordance with the Series Supplement until such amounts are paid or repaid in full.

6.4   PAYMENTS UNDER SECURITY TRUST DEED

      Without prejudice to clause 13, the limitation of the Trustee's liability to make payments under this Agreement will not apply for the purposes of calculating any amounts payable out of the

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      Assets of the Series Trust to the Standby Redraw Facility Provider
      pursuant to the Security Trust Deed.

6.5   PRINCIPAL CHARGEOFFS

      A Principal Chargeoff in relation to the Standby Redraw Facility Principal pursuant to clause 9.1 of the Series Supplement reduces the amount of the
      Standby Redraw Facility Principal immediately prior to such Principal
      Chargeoff by the amount of the Principal Chargeoff with effect from the
      Quarterly Distribution Date following the Determination Date upon which the Principal Chargeoff was determined.

6.6   PRINCIPAL CHARGEOFF REIMBURSEMENT

      A Principal Chargeoff Reimbursement in relation to the Standby Redraw
      Facility Principal pursuant to clause 9.2 of the Series Supplement increases the amount of the Standby Redraw Facility Principal immediately prior to such Principal Chargeoff Reimbursement with effect from the
      Quarterly Distribution Date following the Determination Date upon which the Principal Chargeoff Reimbursement was determined.

7.    PAYMENTS

7.1   TIME ON DUE DATE AND FREE OF SET-OFF & TAXES

      All payments to be made by the Trustee under this Agreement will:

      (a)  (DUE DATE): be made not later than close of business on the due date for payment and all such payments will be made in the manner and to such account as the Standby Redraw Facility Provider directs in writing; and

      (b)  (SET-OFF): subject to clause 4.6, be made without set-off or counterclaim and free and clear of and without deduction for or on account of present or future Taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature.

7.2   CERTIFICATE

      A certificate signed by an Authorised Officer of the Standby Redraw
      Facility Provider stating any amount or rate for the purposes of this
      Agreement will, in the absence of manifest error on its face, constitute prima facie evidence of the amount or rate stated therein.

8.    ILLEGALITY AND INCREASED COST

8.1   ILLEGALITY

      If any change in applicable law, regulation, treaty or official directive or in the interpretation or administration thereof by any Governmental
      Agency charged with the administration thereof makes it, in the reasonable opinion of counsel to the Standby Redraw Facility Provider evidenced in writing and addressed to the Trustee, unlawful or impossible for the
      Standby Redraw Facility Provider to maintain or give effect to its obligations under this Agreement, the Standby Redraw Facility Provider may by written notice to the Trustee (with a copy to the Manager) appoint a date as the Termination Date which date must not be prior to 30 days (or such shorter period required by law) after the date of receipt by the
      Trustee of written notice from the Standby Redraw Facility Provider appointing the Termination Date.

                                                                              11

8.2   INCREASED COST

      (a)  (CHANGE IN LAW): If by reason of any change in law or in its interpretation or administration or because of compliance with any request from or requirement of any fiscal, monetary or other
           Governmental Agency:

           (i)   the Standby Redraw Facility Provider incurs a cost as a result of its having entered into or performing its obligations under this Agreement or as a result of any Advance being outstanding hereunder;

           (ii)  there is any increase in the cost to the Standby Redraw
                 Facility Provider of funding or maintaining any Advance;

           (iii) the amount of principal, interest or other amount payable to the Standby Redraw Facility Provider or the effective return to the Standby Redraw Facility Provider under this Agreement is reduced; or

           (iv)  the Standby Redraw Facility Provider becomes liable to make any payment (not being a payment of Tax on its overall net income)
                 on or calculated by reference to the amount of Advances made under this Agreement,

           then from time to time on notification by the Standby Redraw Facility
           Provider (copied to the Manager) the Trustee will on the Quarterly
           Distribution Date following such notification and on each succeeding
           Quarterly Distribution Date until the Standby Redraw Facility
           Provider is paid in full pay to the Standby Redraw Facility Provider so much of the amounts sufficient to indemnify the Standby Redraw
           Facility Provider against such cost, increased cost, reduction or liability that is available for this purpose in accordance with the
           Series Supplement.

      (b)  (NO DEFENCE): If the Standby Redraw Facility Provider has acted in good faith it will not be a defence to the Trustee, in the event of any failure by the Trustee to comply with its payment obligations under clause 8.2(a), that any such cost, increased cost, reduction or liability could have been avoided. However, the Standby Redraw
           Facility Provider will negotiate in good faith with the Trustee and the Manager with a view to finding a means by which such cost, increased cost, reduction or liability may be minimised.

      (c)  (CERTIFICATE CONCLUSIVE): The Standby Redraw Facility Provider's
           certificate as to the amount of, and basis for arriving at, any such cost, increased cost, reduction or liability is conclusive and binding on the Trustee in the absence of manifest error on the face of the certificate.

9.    FEES

      The Trustee will pay to the Standby Redraw Facility Provider a commitment fee of [_]% per annum of the then un-utilised portion of the Facility
      Limit. The commitment fee will be calculated daily from the date the
      Facility becomes available on the basis of a 365 day year and will be paid quarterly in arrears on each Quarterly Distribution Date in accordance with the Series Supplement. The amount of the commitment fee may be varied by agreement between the Trustee, the Manager and the Standby Redraw
      Facility Provider provided that each Rating Agency is given not less than
      3 Business Days prior notice by the Manager of any variation to the amount of the commitment fee and the amount of the commitment fee will not be varied if such variation would result in a reduction, qualification or withdrawal in any then current credit rating of a Security.

                                                                              12

10.   REPRESENTATIONS AND WARRANTIES

10.1  GENERAL REPRESENTATIONS AND WARRANTIES

      The Trustee in its capacity as trustee of the Series Trust represents and warrants to the Standby Redraw Facility Provider that:

      (a)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this Agreement and each other Transaction Document in relation to the Series Trust to which it is a party does not violate any existing law or regulation or any document or agreement to which it is a party or which is binding upon it or any of its assets;

      (b)  (CORPORATE POWER AND AUTHORISATION): the Trustee has the power to enter into, and to perform its obligations, and has taken all corporate and other action necessary to authorise the entry into of, and performance of its obligations under, this Agreement and each other Transaction Document in relation to the Series Trust and to which it is a party;

      (c)  (LEGALLY BINDING OBLIGATION): this Agreement and each of the other
           Transaction Documents to which it is a party constitute its valid and legally binding obligations subject to stamping and any necessary registration except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganisation, moratorium or trust or other similar laws affecting creditors' rights generally;
           and

      (d)  (NO EVENT OF DEFAULT): to the best of the Trustee's knowledge no
           Event of Default or event which with the giving of notice, lapse of time or other applicable condition would become an Event of Default has occurred which has not been waived or remedied in accordance with this Agreement.

10.2  CORPORATE REPRESENTATIONS AND WARRANTIES

      The Trustee in its capacity as trustee of the Series Trust represents and warrants in respect of itself to the Standby Redraw Facility Provider that:

      (a)  (DUE INCORPORATION): it is duly incorporated and has the corporate power to own its own property and to carry on its business as is now being conducted; and

      (b)  (EXECUTION, DELIVERY AND PERFORMANCE): the execution, delivery and performance of this Agreement and each other Transaction Document in relation to the Series Trust to which it is a party does not violate its constitution.

10.3  SERIES TRUST REPRESENTATIONS AND WARRANTIES

      The Trustee in its capacity as trustee of the Series Trust represents and warrants to the Standby Redraw Facility Provider in relation to the Series
      Trust as follows:

      (a)  (SERIES TRUST VALIDLY CREATED): the Series Trust has been validly created and is in existence at the date of this Agreement;

      (b)  (SOLE TRUSTEE): the Trustee has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series
           Trust;

      (c)  (NO PROCEEDINGS TO REMOVE): no notice has been given to the Trustee and to the Trustee's knowledge no resolution has been passed or direction or notice has been given, removing the Trustee as trustee of the Series Trust;

                                                                              13

      (d)  (TRUSTEE'S POWER): the Trustee has power under the Master Trust Deed to enter into the Transaction Documents to which it is a party in its capacity as trustee of the Series Trust; and

      (e)  (GOOD TITLE): to the best of its knowledge without due enquiry, the
           Trustee is the lawful owner of the Assets of the Series Trust and has power under the Master Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed.

10.4  REPRESENTATIONS AND WARRANTIES REPEATED

      Each representation and warranty contained in clauses 10.1, 10.2 and 10.3 will be deemed to be repeated on each Drawdown Date with reference to the facts and circumstances then subsisting, as if made on each such day.

11.   UNDERTAKINGS

11.1  GENERAL

      The Trustee undertakes to the Standby Redraw Facility Provider that it will:

      (a)  (ACT CONTINUOUSLY): act continuously as trustee of the Series Trust in accordance with the Master Trust Deed and the Series Supplement until the Series Trust is terminated or until it has retired or been removed in accordance with the Master Trust Deed;

      (b)  (DO ALL THINGS NECESSARY): do everything and take all such actions which are necessary (including, without limitation, obtaining all such authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Agreement, other arrangements entered into by the Trustee pursuant to this Agreement and each Transaction
           Document to which it is a party;

      (c)  (MAINTAIN AUTHORISATIONS): ensure that each authorisation required for it to maintain its status as trustee of the Series Trust is obtained and promptly renewed and maintained in full force and effect; and

      (d)  (NOT AMEND OR REVOKE): not consent to amend or revoke provisions of the Master Trust Deed, the Series Supplement or the Security Trust
           Deed in respect of payments or the order of priorities of payments to be made thereunder without the prior written consent of the Standby
           Redraw Facility Provider.

11.2  MANAGER'S UNDERTAKINGS AFTER MANAGER EVENT

      At any time after a Manager Event occurs the Manager will:

      (a)  (NOTIFY STANDBY REDRAW FACILITY PROVIDER): immediately notify the
           Standby Redraw Facility Provider as soon as it becomes actually aware of the occurrence of:

           (i)   any Event of Default, Servicer Default, Trustee Default,
                 Potential Termination Event, Perfection of Title Event or
                 Manager Default; or

           (ii)  any litigation, arbitration, criminal or administrative proceedings relating to any of the Trustee's property, assets or revenues that involves a claim against it in excess of A$[ ]
                 million or that, if decided adversely to it, could have a
                 material adverse effect on its ability to perform the
                 Obligations,

                                                                              14

                 and in each case advise the Standby Redraw Facility Provider of what steps it has taken and what steps it proposes to take in relation to such occurrences; and

      (b)  (DELIVER MATERIALS): deliver to the Standby Redraw Facility Provider:

           (i)   as soon as practicable and in any event not later than 120 days after the close of each of the Series Trust's financial years, a copy of the audited Accounts of the Series Trust;

           (ii)  as soon as practicable and in any event not later than 90 days after the first half of each of the Series Trust's financial years, a copy of a statement setting out the Assets and
                 Liabilities of the Series Trust for that half-year;

           (iii) as soon as practical and in any event not later than 90 days after each half of each financial year of the Series Trust, a copy of the written report prepared by the Auditor in
                 accordance with clause 21.9 of the Master Trust Deed;

           (iv)  as and when required by the Standby Redraw Facility Provider, a certificate executed by two Authorised Officers on behalf of the Manager stating to the best of the knowledge of the Manager whether or not an Event of Default, Servicer Default, Trustee
                 Default, Potential Termination Event, Perfection of Title Event
                 or Manager Default has occurred and if the same has occurred, setting out the details of such event and the steps (if any)
                 taken by the Manager to remedy or cure the same; and

           (v)   promptly, such further information regarding the Series Trust's financial condition and business operations within the
                 knowledge of the Manager as the Standby Redraw Facility
                 Provider from time to time reasonably requires.

12.   EVENTS OF DEFAULT

12.1  EVENTS OF DEFAULT

      Each of the following events is an Event of Default whether or not caused by any reason whatsoever outside the control of the Trustee or any other person:

      (a)  (FAILURE TO REPAY OR PAY): the Trustee fails to pay any amount in accordance with this Agreement within 10 Business Days of the due date for payment of such amount;

      (b)  (OTHER BREACH): the Trustee breaches its undertaking in clause
           11.1(d); and

      (c)  (EVENT OF DEFAULT UNDER SECURITY TRUST DEED): an Event of Default (as
           defined in the Security Trust Deed in relation to the Series Trust)
           occurs and any action is taken by the Security Trustee, pursuant to clause 10 of the Security Trust Deed, to appoint a Receiver in respect of the Assets of the Series Trust or to sell and realise the
           Assets of the Series Trust or the Security Trustee takes any action pursuant to clause 11 of the Security Trust Deed.

                                                                              15

12.2  CONSEQUENCES OF EVENT OF DEFAULT

      At any time after the occurrence of an Event of Default the Standby Redraw
      Facility Provider may, without being obliged to do so and notwithstanding any waiver of any previous default, by written notice to the Trustee:

      (a)  (DECLARE ADVANCES DUE): declare the Advances, accrued interest and all other sums which have accrued due under this Agreement (whether or not presently payable) to be due, whereupon they will become immediately due and payable; and/or

      (b)  (DECLARE FACILITY TERMINATED): declare the Facility terminated in which case the obligations of the Standby Redraw Facility Provider under this Agreement will immediately terminate from the date of receipt by the Trustee of such written notice.

13.   TRUSTEE PROVISIONS

13.1  LIMITATION ON TRUSTEE'S LIABILITY

      The Trustee enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity. A liability incurred by the
      Trustee acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which the Trustee is actually indemnified for the liability. This limitation of the
      Trustee's liability applies despite any other provision of this Agreement
      (other than clause 13.3) and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

13.2  CLAIMS AGAINST TRUSTEE

      The parties other than the Trustee may not sue the Trustee in respect of any liabilities incurred by the Trustee acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series
      Trust including seeking the appointment of a receiver (except in relation to the Assets of the Series Trust) a liquidator, an administrator or any similar person to the Trustee, or prove in any liquidation, administration or similar arrangements of or affecting the Trustee (except in relation to the Assets of the Series Trust).

13.3  BREACH OF TRUST

      The provisions of this clause 13 will not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement, any other Transaction
      Document in relation to the Series Trust or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Series Trust as a result of the Trustee's fraud, negligence or wilful default.

13.4  ACTS OR OMISSIONS

      It is acknowledged that the Relevant Parties are responsible under the
      Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or any breach of representations or warranties under this Agreement) will be considered fraud, negligence or wilful default of the Trustee for the purpose of clause 13.3 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed by the Trustee under any Transaction Document (other than a person whose acts or omissions the

                                                                              16

      Trustee is liable for in accordance with any Transaction Document) to fulfil its obligations in relation to the Series Trust or by any other act or omission of a Relevant Party or any other such person.

13.5  NO AUTHORITY

      No attorney or agent appointed in accordance with this Agreement has authority to act on behalf of the Trustee in a way which exposes the
      Trustee to any personal liability and no act or omission of any such person will be considered fraudulent, negligent or a wilful default of the
      Trustee for the purposes of clause 13.3.

13.6  NO OBLIGATION

      The Trustee is not obliged to enter into any commitment or obligation under this Agreement or any Transaction Document (including incur any further liability) unless the Trustee's liability is limited in a manner which is consistent with this clause 13 or otherwise in a manner satisfactory to the Trustee in its absolute discretion.

14.   ASSIGNMENT

14.1  ASSIGNMENT BY TRUSTEE

      The Trustee will not assign or otherwise transfer the benefit of this
      Agreement or any of its rights, duties or obligations under this Agreement except to a Substitute Trustee acceptable to the Standby Redraw Facility
      Provider (whose consent is not to be unreasonably withheld).

14.2  ASSIGNMENT BY STANDBY REDRAW FACILITY PROVIDER

      The Standby Redraw Facility Provider may at any time assign or otherwise transfer all or any part of the benefit of this Agreement or any of its rights, duties and obligations under this Agreement to another Bank or financial institution. The Standby Redraw Facility Provider may disclose to a proposed assignee or transferee information in the possession of the
      Standby Redraw Facility Provider relating to the Trustee and the Manager.
      An assignment or transfer by the Standby Redraw Facility Provider pursuant to this clause 14.2 shall not be of any effect until the Standby Redraw
      Facility Provider has notified the Trustee in writing of the assignment or transfer, as the case may be.

15.   NOTICES

15.1  METHOD OF DELIVERY

      Subject to this clause, any notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement must:

      (a)  (IN WRITING AND SIGNED BY AN AUTHORISED OFFICER): except in the case of communication by email, be in writing and signed by 2 Authorised
           Officers of the party giving the same; and

      (b)  (DELIVERY): be:

           (i)   left at the address of the addressee;

           (ii)  sent by prepaid ordinary post to the address of the addressee;

           (iii) sent by facsimile to the facsimile number of the addressee; or

                                                                              17

           (iv)  sent by email by an Authorised Officer of the party giving the same in accordance with the addressee's email address,

           notified by that addressee from time to time to the other parties to this Agreement as its address for service pursuant to this Agreement.

15.2  DEEMED RECEIPT

      A notice, request, certificate, demand, consent or other communication under this Agreement is deemed to have been received:

      (a)  (DELIVERY): where delivered in person, upon receipt;

      (b)  (POST): where sent by post within Australia, on the 3rd day after posting, and where sent by post to, from or outside Australia, on the
           7th day after posting; and

      (c)  (FAX): where sent by facsimile, on production by the dispatching facsimile machine of a transmission report which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

      (d)  (EMAIL): where sent by email, on the date the email is received.

      However, if the time of deemed receipt of any notice is not before 5.30 pm on a Business Day at the address of the recipient it is deemed to have been received at the commencement of business on the next Business Day.

15.3  EMAIL

      A notice, request, certificate, approval, demand, consent or other communication to be given under this Agreement may only be given by email where the recipient has separately agreed that that communication or communications of that type, may be given by email.

16.   INDEMNITY

16.1  INDEMNITY ON DEMAND

      Subject to clause 13, the Trustee will on demand indemnify the Standby
      Redraw Facility Provider against any loss, cost or expenses which the
      Standby Redraw Facility Provider may sustain or incur as a consequence of:

      (a)  (OVERDUE SUMS): any sum payable by the Trustee under this Agreement not being paid when due;

      (b)  (EVENT OF DEFAULT): the occurrence of any Event of Default;

      (c)  (FAILURE TO PROVIDE ADVANCE): an Advance requested in a Drawdown
           Notice not being provided for any reason including failure to fulfil any condition precedent but excluding any matter within the control of the Standby Redraw Facility Provider; or

      (d)  (PAYMENT OF PRINCIPAL): the Standby Redraw Facility Provider
           receiving payments of principal other than on the Quarterly
           Distribution Date immediately following the last day of the relevant
           Interest Period for any reason.

16.2  LOSSES ON LIQUIDATION OR RE-EMPLOYMENT OF DEPOSITS

      The losses, costs or expenses referred to in clause 16.1 will include the amount determined in good faith by the Standby Redraw Facility Provider as being any loss (other than an amount

                                                                              18

      for loss of profit other than loss of margin) including:

      (a)  (LIQUIDATION AND RE-EMPLOYMENT): loss of margin, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired or contracted for by the Standby Redraw Facility
           Provider to fund or maintain any such Advance or amount; and

      (b)  (OTHER ARRANGEMENTS): losses, costs, damages, charges or expenses incurred by the Standby Redraw Facility Provider in relation to the variation, termination or making of any other arrangements in relation to any arrangement ancillary or related to this Agreement including, without limitation, any swap or derivative agreement entered into by the Standby Redraw Facility Provider in connection with or in order to fund any Advances.

16.3  PAYMENT ON QUARTERLY DISTRIBUTION DATE

      Any payments to be made by the Trustee pursuant to this clause 16 will only be made on the Quarterly Distribution Date following demand by the
      Standby Redraw Facility Provider and on each succeeding Quarterly
      Distribution Date until the Standby Redraw Facility Provider is paid in full by payment of so much of the amount sufficient to indemnify the
      Standby Redraw Facility Provider as is available for this purpose in accordance with the Series Supplement.

17.   MISCELLANEOUS

17.1  STAMP DUTIES

      (a)  (TRUSTEE MUST PAY): The Trustee will pay all stamp, loan transaction, registration and similar Taxes including fines and penalties (except such fines and penalties incurred through the act, neglect or omission of the Standby Redraw Facility Provider after the Standby
           Redraw Facility Provider has requested and been put in funds to pay such Taxes), financial institutions duty and debits tax which may be payable or required to be paid by any appropriate authority or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement.

      (b)  (TRUSTEE MUST INDEMNIFY): Subject to clause 13, the Trustee will indemnify and keep indemnified the Standby Redraw Facility Provider against any loss or liability incurred or suffered by it as a result of the delay or failure by the Trustee to pay such Taxes.

17.2  WAIVER

      A failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, remedy, power or privilege under this Agreement by the Standby Redraw Facility Provider will not in any way preclude or operate as a waiver of any further exercise or enforcement of such right, remedy, power or privilege or the exercise or enforcement of any other right, remedy, power or privilege under this Agreement or provided by law.

17.3  WRITTEN WAIVER, CONSENT AND APPROVAL

      Any waiver, consent or approval given by the Standby Redraw Facility
      Provider under this Agreement will only be effective and will only bind the Standby Redraw Facility Provider if it is given in writing, or given verbally and subsequently confirmed in writing, and executed by the
      Standby Redraw Facility Provider or on its behalf by two Authorised
      Officers of the Standby Redraw Facility Provider.

                                                                              19

17.4  SEVERABILITY

      Any provision of this Agreement which is illegal, void or unenforceable in any jurisdiction is ineffective in such jurisdiction to the extent only of such illegality, voidness or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provisions in any other jurisdiction.

17.5  SURVIVAL OF INDEMNITIES

      The indemnities contained in this Agreement are continuing obligations of the Trustee, separate and independent from the other obligations of the
      Trustee and will survive the termination of this Agreement.

17.6  SUCCESSORS AND ASSIGNS

      This Agreement is binding upon and enures to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

17.7  MORATORIUM LEGISLATION

      To the fullest extent permitted by law, the provisions of all statutes whether existing now or in the future operating directly or indirectly:

      (a)  (TO AFFECT OBLIGATIONS): to lessen or otherwise to vary or affect in favour of the Trustee any obligation under this Agreement; or

      (b)  (TO AFFECT RIGHTS): to delay or otherwise prevent or prejudicially affect the exercise of any rights or remedies conferred on the
           Standby Redraw Facility Provider under this Agreement,

      are hereby expressly waived, negatived and excluded.

17.8  AMENDMENTS

      The parties to this Agreement may only amend this Agreement in accordance with clause 33.1(b) of the Series Supplement.

17.9  GOVERNING LAW

      This Agreement is governed by and construed in accordance with the laws of the Australian Capital Territory.

17.10 JURISDICTION

      Each of the parties irrevocably and unconditionally:

      (a)  (SUBMISSION TO JURISDICTION): submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory;

      (b)  (WAIVER OF INCONVENIENT FORUM): waives any objection it may now or in the future have to the bringing of proceedings in those courts and any claim that any proceedings have been brought in an inconvenient forum; and

      (c)  (SERVICE OF NOTICE): agrees, without preventing any other mode of service permitted by law, that any document required to be served in any proceedings may be served in the manner in which notices and other written communications may be given under clause 15.

                                                                              20

17.11 COUNTERPARTS

      This Agreement may be executed in a number of counterparts and all such counterparts taken together will constitute one and the same instrument.

17.12 CONTRA PROFERENTEM

      Each provision of this Agreement will be interpreted without disadvantage to the party who (or whose representative) drafted that provision.

17.13 KNOW YOUR CUSTOMER

      Subject to any confidentiality, privacy or general trust law obligations owed by Perpetual Trustee Company Limited to Noteholders and any
      applicable confidentiality or privacy laws, each party ("INFORMATION
      PROVIDER") agrees to provide any information and documents reasonably required by another party for that other party to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any laws imposing "know your customer" or other identification checks or procedures on a party, but only to the extent that such information is in the possession of, or otherwise readily available to, the Information Provider. Any party may decline to perform any obligation under the Transaction Documents to the extent that it forms the view, in its reasonable opinion, that notwithstanding that it has taken all reasonable steps to comply with such anti-money laundering or counter-terrorism financing laws, it is required to decline to perform those obligations under any such laws.

17.14 COMPLIANCE WITH REGULATION AB

      The Standby Redraw Facility Provider acknowledges and agrees that to the extent it agrees with the Manager that the Standby Redraw Facility
      Provider is "participating in the servicing function" in relation to the
      Series Trust within the meaning of Item 1122 of Regulation AB, clauses
      16.31(b) and (d) of the Series Supplement will apply to this Agreement as if references to "the Servicer" in those clauses were references to the
      Standby Redraw Facility Provider and the definition of "Subcontractor" in clause 1.1 of the Series Supplement will be construed accordingly.

                                                                              21

SCHEDULE
DRAWDOWN NOTICE

To:          Commonwealth Bank of Australia ABN 48 123 123 124
             [Address]

Attention:   Head of Securitisation

From:        Perpetual Trustee Company Limited ABN 42 000 001 007

[Date]

In our capacity as trustee of the Series Trust, we hereby irrevocably request you to make us an Advance on the Drawdown Date specified below for an amount equal to the Redraw Amount specified below in accordance with clause 4 of the
Standby Redraw Facility Agreement dated [_______________] between ourselves,
Commonwealth Bank of Australia and Securitisation Advisory Services Pty. Limited
ABN 88 064 133 946, as amended, novated or supplemented from time to time (the
"STANDBY REDRAW FACILITY AGREEMENT"):

      (a)  Drawdown Date                                     [________]

      (b)  Redraw Amount                                     A$[______]

      (c)  Details of the calculation of the Redraw Amount   [________]

Words used and not otherwise defined herein have the same meaning as in the
Standby Redraw Facility Agreement.

SIGNED for and on behalf of PERPETUAL
TRUSTEE COMPANY LIMITED ABN 42 000
001 007, as trustee of the Medallion
Trust Series [___] by:

-------------------------------------
(Authorised Officer)

-------------------------------------
(Name)

-------------------------------------
(Title)

                                                                              22

EXECUTED as an agreement.

SIGNED for and on behalf of
COMMONWEALTH BANK OF AUSTRALIA
ABN 48 123 123 124
by                                      ----------------------------------------
its Attorney under a                    Signature of Attorney
Power of Attorney dated and who
declares that he or she has not
received any notice of the revocation
of such Power of Attorney, in the
presence of:

-------------------------------------   ----------------------------------------
Signature of Witness                    Name of Attorney in full

-------------------------------------
Name of Witness in full

SIGNED for and on behalf of PERPETUAL
TRUSTEE COMPANY LIMITED
ABN 42 000 001 007
by
its Attorney under a Power of           ----------------------------------------
Attorney dated and who declares that    Signature of Attorney
he or she has not received any notice
of the revocation of such Power of
Attorney, in the presence of:

-------------------------------------   ----------------------------------------
Signature of Witness                    Name of Attorney in full

-------------------------------------
Name of Witness in full

                                                                              23

SIGNED SEALED AND DELIVERED for and
on behalf of SECURITISATION ADVISORY
SERVICES PTY LIMITED
ABN 88 064 133 946
by
its Attorney under a Power of           ----------------------------------------
Attorney dated and who declares that    Signature of Attorney
he or she has not received any notice
of the revocation of such Power of
Attorney, in the presence of:

-------------------------------------   ----------------------------------------
Signature of Witness                    Name of Attorney in full

-------------------------------------
Name of Witness in full

                                                                              24